UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 24, 2021

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
    Chico's FAS, Inc. (the "Company") held its annual meeting of shareholders (the "2021 Annual Meeting") on June 24, 2021. Four proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 7, 2021. At the 2021 Annual Meeting, the Company’s shareholders (i) elected nine directors to serve until the Company’s 2022 Annual Meeting of Shareholders, (ii) approved an advisory resolution approving the compensation of the Company's named executive officers, (iii) approved the 2021 Employee Stock Purchase Plan, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent certified public accountants for the fiscal year ending January 29, 2022 (fiscal 2021). A quorum of the Company’s common shares was present for the 2021 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.
Proposal 1 – Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Directors:
Bonnie R. Brooks	80,210,733	5,127,262	65,580	13,473,017
Janice L. Fields	79,652,968	5,650,733	99,874	13,473,017
Deborah L. Kerr	79,076,021	6,256,717	70,837	13,473,017
Molly Langenstein	81,572,754	3,786,264	44,557	13,473,017
John J. Mahoney	77,992,048	7,363,249	48,278	13,473,017
Kevin Mansell	82,380,388	2,950,965	72,222	13,473,017
Kim Roy	69,571,608	15,782,185	49,782	13,473,017
David F. Walker	78,650,786	6,675,766	77,023	13,473,017
Stephen E. Watson	76,594,069	8,724,224	85,282	13,473,017

Proposal 2 – Advisory Resolution to Approve the Compensation of the Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
82,342,324	2,951,668	109,583	13,473,017
Proposal 3 – Approval of the Chico's FAS, Inc. 2021 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
84,257,612	1,077,816	68,147	13,473,017

Proposal 4 – Proposal to Ratify the Appointment of Ernst & Young, LLP as Independent Certified Public Accountants:

For	Against	Abstain	Broker Non-Votes
97,933,221	812,387	130,984	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: June 25, 2021	By:
/s/ David M. Oliver
David M. Oliver, Interim Chief Financial Officer and Senior Vice President, Controller